EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                  PLEASE VOTE,  SIGN, DATE AND PROMPTLY RETURN
                  YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                 Please detach at perforation before mailing.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                   ELITE CASH RESERVE,  a series of
                           CoreFunds, Inc.
                    PROXY FOR THE MEETING OF SHAREHOLDERS
                       TO BE HELD ON JULY 17, 1998


         The undersigned, revoking all Proxies heretofore given, hereby appoints Mark Stalnecker, Kevin Robins, Gordon Forrester, Michael H. Koonce and Maureen
E. Towle or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Elite Cash Reserve, a series of CoreFunds, Inc. that the undersigned is entitled to vote at the special meeting of shareholders of Elite Cash Reserve to be held at 2:00 p.m. on Friday, July 17, 1998 at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S)
                     APPEAR ON THIS PROXY. If joint owners,
                   EITHER may sign this Proxy. When signing as
                   attorney, executor, administrator, trustee,
                   guardian, or custodian for a minor, please
                  give your full title. When signing on behalf
                     of a corporation or as a partner for a
                   partnership, please give the full corporate
                   or partnership name and your title, if any.

                           Date                 , 1998


                           ----------------------------------------

                           ----------------------------------------
                    Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COREFUNDS, INC. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW
WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING
PROPOSALS.  THE SHARES REPRESENTED HEREBY WILL BE VOTED AS
INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.  THE
BOARD OF DIRECTORS OF COREFUNDS, INC. RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO
NOT USE RED INK.  EXAMPLE:                           X


         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Select Money Market Fund, a series of Evergreen Select Money Market Trust, will
(i) acquire all of the assets of Elite Cash Reserve in exchange for shares of Evergreen Select Money Market Fund; and (ii) assume the identified liabilities of Elite Cash Reserve, as substantially described in the accompanying Prospectus/Proxy Statement.


              ---- FOR             ---- AGAINST             ---- ABSTAIN

         2. To approve the proposed Interim Investment Advisory Agreement with CoreStates Investment Advisers, Inc.


              ---- FOR             ---- AGAINST            ---- ABSTAIN

         3. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


              ---- FOR             ---- AGAINST           ---- ABSTAIN

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                    PLEASE VOTE,  SIGN, DATE AND PROMPTLY RETURN
                    YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                   Please detach at perforation before mailing.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                              ELITE TREASURY  RESERVE,  a series
                                            of CoreFunds, Inc.


                                       PROXY FOR THE MEETING OF SHAREHOLDERS
                                            TO BE HELD ON JULY 17, 1998


              The undersigned, revoking all Proxies heretofore given, hereby appoints Mark Stalnecker, Kevin Robins, Gordon Forrester, Michael H. Koonce and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Elite Treasury Reserve, a series of CoreFunds, Inc. ("Elite Treasury") that the undersigned is entitled to vote at the special meeting of shareholders of Elite Treasury to be held at 2:00 p.m. on Friday, July 17, 1998 at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S)
                     APPEAR ON THIS PROXY. If joint owners,
                   EITHER may sign this Proxy. When signing as
                   attorney, executor, administrator, trustee,
                   guardian, or custodian for a minor, please
                  give your full title. When signing on behalf
                     of a corporation or as a partner for a
                   partnership, please give the full corporate
                   or partnership name and your title, if any.

                        Date                 , 1998


                           ----------------------------------------

                           ----------------------------------------
                    Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COREFUNDS, INC. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW
WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING
PROPOSALS.  THE SHARES REPRESENTED HEREBY WILL BE VOTED AS
INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.  THE
BOARD OF DIRECTORS OF COREFUNDS, INC. RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO
NOT USE RED INK.  EXAMPLE:                           X


         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Select Treasury Money Market Fund, a series of Evergreen Select Money Market
Trust, will (i) acquire all of the assets of Elite Treasury in exchange for shares of Evergreen Select Treasury Money Market Fund; and (ii) assume the identified liabilities of Elite Treasury, as substantially described in the accompanying Prospectus/Proxy Statement.


         ---- FOR          ---- AGAINST              ---- ABSTAIN

         2. To approve the proposed Interim Investment Advisory Agreement with CoreStates Investment Advisers, Inc.


         ---- FOR          ---- AGAINST              ---- ABSTAIN

         3. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


         ---- FOR         ---- AGAINST              ---- ABSTAIN

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE,  SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                              ELITE TAX-FREE  RESERVE,  a series
                                            of CoreFunds, Inc.


                                       PROXY FOR THE MEETING OF SHAREHOLDERS
                                            TO BE HELD ON JULY 17, 1998


              The undersigned, revoking all Proxies heretofore given, hereby appoints Mark Stalnecker, Kevin Robins, Gordon Forrester, Michael H. Koonce and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Elite Tax-Free Reserve, a series of CoreFunds, Inc. ("Elite Tax-Free") that the undersigned is entitled to vote at the special meeting of shareholders of Elite Tax-Free to be held at 2:00 p.m. on Friday, July 17, 1998 at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                  Date                 , 1998


                  ----------------------------------------

                  ----------------------------------------
                    Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COREFUNDS, INC. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW
WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING
PROPOSALS.  THE SHARES REPRESENTED HEREBY WILL BE VOTED AS
INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.  THE
BOARD OF DIRECTORS OF COREFUNDS, INC. RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO
NOT USE RED INK.  EXAMPLE:                           X


         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Select Municipal Money Market Fund, a series of Evergreen Select Money Market Trust, will (i) acquire all of the assets of Elite Tax-Free in exchange for shares of Evergreen Select Municipal Money Market Fund; and (ii) assume the identified liabilities of Elite Tax-Free, as substantially described in the accompanying Prospectus/Proxy Statement.


         ---- FOR          ---- AGAINST              ---- ABSTAIN

         2. To approve the proposed Interim Investment Advisory Agreement with CoreStates Investment Advisers, Inc.


        ---- FOR           ---- AGAINST              ---- ABSTAIN

         3. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


        ---- FOR          ---- AGAINST               ---- ABSTAIN